6. OTHER FINANCING RECEIVABLES	6 Months Ended
Jun. 30, 2015
Receivables [Abstract]
6. OTHER FINANCING RECEIVABLES

The following lists the components of other financing receivables (in thousands):

	June 30,	December 31,
	2015	2014
	(unaudited)

Minimum financing payments receivable (CeraPay)	$113,774	$12,614
Minimum financing payments receivable (Peer Stores)	1,353	17,543
Less: Allowance for doubtful accounts	(14)	(175)
Net minimum financing payments receivable	115,113	29,982
Less: unearned interest income	(17)	(581)

Other financing receivables	$115,096	$29,401

Other financing receivables arise from:

·	Outstanding receivables from CeraPay users, which are due and payable in full on a monthly basis.

·	The financing for the insurance and taxes related to the purchase of a new commercial vehicle as part of the peer stores business, for which the Company enters into monthly installment arrangements with its customers for approximately 10 months;

For commercial vehicles purchased through peer stores, the majority shareholder or the legal representative of the peer store provides a full guarantee to the Company and also the peer store provides a pledge of the ownership of the commercial vehicle to the Company to secure the installment payments. As of June 30, 2015 and December 31, 2014, the aggregate effective interest rate on the financing for insurance and taxes related to the purchase of a new commercial vehicle through peer stores is approximately 12.89% per annum. For CeraPay receivables, the user must pass through an application process and provide guarantees and collateral such as a commercial vehicle, security deposit or real estate.